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     As filed with the Securities and Exchange Commission on July 30, 1998

                                                      Registration No. 333-31769

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                             ---------------------

                             TERRA INDUSTRIES INC.
            (Exact name of Registrant as specified in its charter)

                       Maryland                                  52-1145429
(State or other jurisdiction of                               (I.R.S. Employer
               incorporation or                              Identification No.)
                  organization)


                                 Terra Centre
                       600 Fourth Street, P.O. Box 6000
                          Sioux City, Iowa 51102-6000
                                (712) 277-1340

 (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              George H. Valentine
        Senior Vice President, General Counsel and Corporate Secretary
                                 Terra Centre
                       600 Fourth Street, P.O. Box 6000
                          Sioux City, Iowa 51102-6000
                                (712) 277-1340
(Name, address, including zip code, and telephone number, including area code, of agent for service)

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     This Post-Effective Amendment No. 2 amends the Registration Statement on
Form S-3 (Registration No. 333-31769) of Terra Industries Inc. originally filed with the Securities and Exchange Commission on July 22, 1997 and declared effective by the Commission on August 8, 1997.

     The Registration Statement is hereby (1) amended to remove from registration all 571,320 Common Shares unsold by the Selling Stockholders and
(2) voluntarily terminated by Terra due to the expiration of the period for the registration rights granted to such Selling Stockholders.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Sioux City, State of Iowa, on July 30, 1998.

                                           TERRA INDUSTRIES INC.

                                           By: /s/ GEORGE H. VALENTINE
                                               -----------------------
                                                   GEORGE H. VALENTINE

                                           Its: Senior Vice President, General
                                                Counsel and Corporate Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          Signature                                      Title
 ----------------------------              ---------------------------------

   William R. Loomis, Jr.*                       Chairman of the Board


       Burton M. Joyce*                   Chief Executive Officer, President
                                                and Director (Principal
                                                   Executive Officer

      Francis G. Meyer*                     Senior Vice President and Chief
                                             Financial Officer (Principal
                                                  Financial Officer)


     Edward G. Beimfohr*                               Director

      Carol L. Brookins*                               Director

      Edward M. Carson*                                Director

       David E. Fisher*                                Director

       Anthony W. Lea*                                 Director

     John R. Norton III*                               Director

       Henry R. Slack*                                 Director


                                                         Dated: July 30, 1998

                                                         /s/ GEORGE H. VALENTINE
                                                             -------------------
                                                             George H. Valentine
                                                             *Attorney-in-Fact


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